LETTER OF TRANSMITTAL

Offer to Exchange
6.50% Notes due 2018
which have been registered under the Securities Act of 1933
for any and all outstanding
6.50% Notes due 2018
which have not been registered under the Securities Act of 1933 of
NATIONAL FUEL GAS COMPANY

Pursuant to the Prospectus dated           , 2008

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2008 UNLESS THE OFFER IS EXTENDED.

Deliver to The Bank of New York Mellon
(the “Exchange Agent”)

By Hand Delivery, Overnight Delivery or Mail (registered or certified recommended):

The Bank of New York Mellon
101 Barclay Street, 7 East
New York, New York 10286
Attention: Reorganization Unit
Reference: National Fuel Gas Company Exchange

By Facsimile Transmission	To confirm by telephone or for information:
(for Eligible Institutions Only):
(212) 298-1915	(212) 815-3687
Reference: National Fuel Gas Company Exchange	Reference: National Fuel Gas Company Exchange

     Delivery of this Letter of Transmittal to an address or transmission hereof to a facsimile number other than those set forth above will not constitute a valid delivery.

     The undersigned hereby acknowledges receipt of the Prospectus dated _______, 2008 (the “Prospectus”) of National Fuel Gas Company (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange its 6.50% Notes due 2018 which have been registered under the Securities Act of 1933, as amended (the “New Notes”), for any and all of its outstanding 6.50% Notes due 2018 which have not been registered under the Securities Act of 1933, as amended (the “Original Notes”). The terms of the New Notes to be issued are substantially identical to the Original Notes, except that (1) the New Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, (2) the New Notes will not be subject to transfer restrictions applicable to the Original Notes and will not have registration rights, and (3) provisions providing for an increase in the stated interest rate on the Original Notes will be eliminated after completion of the Exchange Offer. The term “Expiration Date” shall mean 5:00 p.m., New York City time, on , 2008, unless the Company, in its sole discretion, extends the duration of the Exchange Offer. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
COMPLETING IT.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED HEREBY
Name(s) and Address(es) of	Certificate or	Aggregate Principal	Principal Amount
Registered Holder(s) Exactly as	Registration	Amount Represented	Tendered**
Name(s) Appear(s) on Original	Number(s)*	by Original Notes
Notes

Total
* Need not be completed by book-entry holders.
** Original Notes may be tendered in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes indicated in the corresponding column to the left of this column.

     The term “Holder” means any person in whose name Original Notes are registered on the books of the Company or whose name appears on a DTC security position listing as an owner of the Original Notes or any other person who has obtained a properly completed bond power from a registered Holder of Original Notes.

     This Letter of Transmittal is to be used if the Holder desires to tender Original Notes (i) by delivery of certificates representing such Original Notes or by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), according to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Exchange Offer Procedures” unless an agent’s message is transmitted in lieu of the Letter of Transmittal or (ii) according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer —Guaranteed Delivery Procedures.”

     The Holder must complete, execute and deliver this Letter of Transmittal to indicate the action such Holder desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC Account No.:
Transaction Code No.:

     Holders who desire to tender Original Notes and who cannot comply with the procedures for tender set forth in the Prospectus under the caption “The Exchange Offer — Exchange Offer Procedures” on a timely basis or whose Original Notes are not immediately available must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivered by book-entry transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number:

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will acquire New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     I, the undersigned, hereby tender to the Company the principal amount of the Original Notes indicated above. I hereby exchange, assign and transfer to the Company all right, title and interest in and to such Original Notes, including all rights to accrued and unpaid interest thereon as of the Expiration Date. I hereby irrevocably constitute and appoint the Exchange Agent my true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) and full power and authority to assign, transfer and exchange the Original Notes, including, but not limited to, the power and authority to: (i) deliver Certificates for Original Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer. I fully understand that the Exchange Agent is acting as the agent of the Company in connection with the Exchange Offer. I represent and warrant that I have full power and authority to tender, assign and transfer the Original Notes and to acquire New Notes in exchange therefor. I represent that the Company, upon accepting the Original Notes for exchange, will acquire good and unencumbered title to the Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

     I further represent that (i) I am not an “affiliate” of the Company, (ii) the New Notes are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not I am such person, and (iii) neither I nor any such other person receiving the New Notes is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such New Notes. Upon a request by the Company, the undersigned will deliver to the Company a legal opinion confirming its representation made in clause (i) above. If I am or such other person is a broker-dealer who is receiving the New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making or other trading activities, I acknowledge that I or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. However, by so acknowledging or by delivering a prospectus, I will not be deemed to admit that I am an “underwriter” within the meaning of the Securities Act. If I am or any such other person is participating in the exchange offer for the purpose of distributing the New Notes, we acknowledge that (i) we cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Inc. (available June 5, 1991) or similar no-action letters regarding exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (ii) we may incur liability under the Securities Act if we fail to comply with such requirements, liability from which we are not indemnified by the Company. If I am or any such other person is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, I understand and acknowledge that I or such other person may not offer for resale, resell or otherwise transfer such New Notes without registering them under the Securities Act or without an exemption therefrom.

     I also warrant that I will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent or the Company to complete the exchange, assignment and transfer of tendered Original Notes. I further agree that the Company’s acceptance of any tendered Original Notes and its issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement. The Company shall have no further obligations or liabilities thereunder for the registration of the Original Notes or the New Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer — Conditions.” I recognize that the Company may not be required to exchange the

Original Notes tendered hereby under certain circumstances. In such event, the Original Notes tendered hereby but not exchanged will be returned to me promptly after the Expiration Date.

     The authority I am hereby conferring or have agreed to confer shall survive my death or incapacity. My obligations under this Letter of Transmittal shall be binding upon my heirs, personal representatives, successors and assigns.

     Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Notes delivered in exchange for the Original Notes tendered hereby, and for any Original Notes tendered hereby but not exchanged, will be registered in my name and returned to me or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above at DTC. If an Exchange Note is to be issued or mailed to a person other than the undersigned, or to the undersigned at an address different from the address shown on this Letter of Transmittal, I will complete the appropriate boxes on page 6 of this Letter of Transmittal.

     I UNDERSTAND THAT IF I AM SURRENDERING ORIGINAL NOTES AND HAVE COMPLETED EITHER THE BOX ENTITLED “SPECIAL REGISTRATION INSTRUCTIONS” OR THE BOX ENTITLED “SPECIAL DELIVERY INSTRUCTIONS” IN THIS LETTER OF TRANSMITTAL, THE SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (PER INSTRUCTION 4 OF THIS LETTER OF TRANSMITTAL).

SPECIAL REGISTRATION INSTRUCTIONS (See Instruction 5)

To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Original Notes:

Issue or deposit New Notes to:

Name(s):

Account No. (if applicable):

Address:

Telephone Number:

Taxpayer Identification or Social Security Number:

DTC Account No.:

(PLEASE PRINT OR TYPE)

SPECIAL DELIVERY INSTRUCTIONS (See Instruction 5)

To be completed ONLY if New Notes are to be sent to someone other than the registered holder of the Original Notes, or to such registered holder at an address other than that shown under “Description of Notes Tendered Hereby.”

Mail Notes to:

Name(s):

Address:

Telephone Number:

Taxpayer Identification or Social Security Number:

Is this a permanent address change? (check one box)

☐ Yes ☐ No

(PLEASE PRINT OR TYPE)

REGISTERED HOLDERS OF ORIGINAL NOTES
PLEASE SIGN HERE
(In Addition, Complete Substitute Form W-9 Below)

X

X
(Signature(s) of Registered Holder(s) or Authorized Signatory)

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Original Notes or on a security position listing as the owner of the Original Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If the signature above is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in fiduciary capacity, please set forth the signer’s full title. Please complete the following:

(PLEASE PRINT OR TYPE):

Name and Capacity (full title):

Address:

Telephone Number:

Tax Identification or Social Security No.:

Dated:

SIGNATURE GUARANTEE (If required — see Instruction 4)

Authorized Signature:
(Signature of Representative of Signature Guarantor)

Name and Title:

Name of Firm:

Address:

Telephone Number:

SUBSTITUTE FORM W-9
THE INSTRUCTIONS BELOW MUST BE FOLLOWED:

     PROVIDE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL CURRENTLY SUBJECT YOU TO WITHHOLDING FROM YOUR PROCEEDS.

PAYER’S NAME: NATIONAL FUEL GAS COMPANY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification Name: _______________________	Part I PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT THE RIGHT & CERTIFY BY SIGNING & DATING BELOW	Social Security Number OR Employer Identification Number ☐ or awaiting TIN (see note below)

Part II If you are exempt from backup withholding, please write “Exempt” in the box at the right and certify by signing and dating the Certification below.

Part III Certification — Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a United States person (which includes a United States resident alien).

(4) All information provided in this form is true, correct, and complete.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature: __________________________________________       Date: _______________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 OR, IF “APPLIED FOR” IS INDICATED, FAILURE TO SUBMIT A VALID TIN PRIOR TO PAYMENT OF PROCEEDS, MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, backup withholding will apply to all reportable payments made to me until I provide such a number.

Signature:	Date:

Name (please print):

Address (please print):

INSTRUCTIONS TO LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the Exchange Offer)

     1. Delivery of this Letter of Transmittal and Certificates for Tendered Original Notes. All certificates representing Original Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein prior to the Expiration Date.

     THE HOLDER ASSUMES THE RISK ASSOCIATED WITH THE DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES, AND ANY OTHER REQUIRED DOCUMENTS. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE APPLICABLE ITEMS. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

     2. Guaranteed Delivery Procedures. Holders who desire to tender Original Notes for exchange, but who cannot comply with the procedures for tendering on a timely basis set forth in the Prospectus under the caption “The Exchange Offer — Exchange Offer Procedures” or whose Original Notes are not immediately available may tender in one of the following two ways:

     (a)(i) The tender is made through a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., through a commercial bank or trust company having an office or correspondent in the United States or through an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”);

     (ii) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (i) setting forth the name and address of the Holder, the registration or certificate number(s) of the Original Notes tendered and the principal amount of such Original Notes, (ii) stating that the tender is being made thereby, and (iii) guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificates representing the Original Notes, or a book-entry confirmation, and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and

     (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as duly executed certificates representing all tendered Original Notes in proper form for transfer, or a book-entry confirmation, and all other required documents are received by the Exchange Agent within three business days after the Expiration Date;

     or

     (b)(i) Prior to the Expiration Date, the Exchange Agent receives an agent’s message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Original Notes that they have received and agree to be bound by the Notice of Guaranteed Delivery; and

     (ii) the Exchange Agent receives, within three business days after the Expiration Date, either (1) a book-entry confirmation, including an agent’s message, transmitted via DTC’s Automated Tender Offer Program, or (2) a properly completed and executed letter of transmittal or facsimile thereof, together with the certificate(s) representing all tendered Original Notes in proper form for transfer, or a book-entry confirmation, and all other required documents.

     Upon request, the Exchange Agent will send a Notice of Guaranteed Delivery to a Holder who wishes to tender Original Notes according to the guaranteed delivery procedures set forth above. Such Holder must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

     3. Partial Tenders; Withdrawal. A Holder who tenders less than the entire principal amount of Original Notes evidenced by a submitted certificate should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the box entitled “Description of Notes Tendered Hereby” on page 2 of this Letter of Transmittal. A newly-issued Original Note for that portion of the principal amount not tendered will be sent to such Holder after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Original Notes will be accepted only in integral multiples of $2,000 and integral multiples of $1,000 in excess thereof.

     A Holder may withdraw a tender of Original Notes at any time prior to the Expiration Date. Thereafter, tenders of Original Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the withdrawing Holder (ii) identify the Original Notes to be withdrawn (including the certificate registration number(s) and principal amount of such Original Notes, or, in the case of Original Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Original Notes register the transfer of such Original Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. Any Original Notes that have been tendered but not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement. If this Letter of Transmittal is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes.

     If there are two or more joint owners of record of Original Notes, they must all sign this Letter of Transmittal.

     If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder of Original Notes (which term, for the purposes described herein, shall include a participant in the book-entry transfer facility whose name appears on a security listing as the holder of the Original Notes) listed and tendered hereby, no endorsements of the tendered Original Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Original Notes or properly transmit completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Original Notes, and, with respect to a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Original Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Original Notes or bond power guaranteed by an Eligible Institution (except where the Original Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     5. Special Registration and Delivery Instructions. Holders should indicate, in the applicable box, the name (or account at the book-entry transfer facility) in which and address to which the New Notes are to be issued (or deposited) if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the Holder should complete the applicable box on page 5 of this Letter of Transmittal.

     If no instructions are given, the New Notes will be issued in the name of and sent to the current Holder of the Original Notes or deposited at such Holder’s account at the book-entry transfer facility.

     6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or otherwise) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted to the Exchange Agent, the amount of such transfer taxes will be billed directly to such tendering Holder. In addition, if delivery of the New Notes is to be made to, or to be returned in the name of, any person other than the registered Holder, then the amount of any transfer taxes (whether imposed on the registered Holder or otherwise) payable on account of the transfer to such person will be payable by the tendering Holder unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to the Exchange Agent.

     Except as provided in this Instruction 6 of this Letter of Transmittal, it will not be necessary for transfer stamps to be affixed to the Original Notes listed herein.

     7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     8. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 6363 Main Street, Williamsville, New York 14221, Attention: Secretary, Telephone: (716) 857-7858.

     10. Validity and Form. The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable after the Expiration Date, or, in the case of Original Notes tendered by book-entry transfer, will be transferred into the holder’s account at DTC according to the procedures described above.

IMPORTANT TAX INFORMATION

     Under current U.S. federal income tax law, the Exchange Agent may be required to withhold a portion of the payments made to a Holder with respect to tendered Original Notes. To avoid such backup withholding, each Holder tendering Original Notes is required to provide the Exchange Agent with its correct Taxpayer Identification Number (“TIN”) and certify on the Substitute Form W-9 enclosed above that (i) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified such holder that he or she is no longer subject to backup withholding. In general, if such Holder is an individual, the TIN is the Holder’s social security number. Other Holders (including Holders whose notes are in more than one name or are not in the name of the actual Holder) should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for the correct TIN to report. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) on each failure to provide a correct TIN, and any reportable payments made to such Holder with respect to tendered Original Notes may be subject to backup withholding at the applicable rate (currently, 28%). Such reportable payments generally will be subject to information reporting, even if the Holder provides a TIN.

     Certain Holders (including, among others, corporations and tax-exempt entities) are not subject to these backup withholding and information reporting requirements. For such a Holder to qualify as an exempt recipient, such Holder should complete the Substitute Form W-9 above and write “EXEMPT” on the face thereof to avoid possible erroneous withholding. A foreign person may qualify as an exempt recipient by completing the Substitute Form W-9 as described above and by submitting a properly completed Certification of Foreign Status to the Exchange Agent on Form W-8BEN, W-8ECI, W-8EXP, or W-8IMY, as applicable, signed under penalties of perjury, attesting to that Holder’s exempt status. Such forms can be obtained from the Exchange Agent or from the website of the U.S. Internal Revenue Service at www.irs.gov/formspubs/. .

     A Holder’s failure to complete the Substitute Form W-9 may require the Exchange Agent to withhold the applicable backup withholding on any amounts otherwise payable to the Holder. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of U.S. federal income taxes, a refund may be obtained, provided that the required information is furnished to the IRS in a timely manner.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE PURSUANT TO THIS EXCHANGE OFFER. FOR FURTHER INFORMATION CONCERNING BACKUP WITHHOLDING AND INSTRUCTIONS FOR COMPLETING SUBSTITUTE FORM W-9 (INCLUDING HOW TO OBTAIN A TIN IF YOU DO NOT HAVE ONE), HOLDERS SHOULD CONSULT THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.